UNITED STATES
                  SECURITIES AND EXCHANGE COMMMISSION
                       Washington, D.C. 20549


                              FORM 8-K
                           Current Report
                Pursuant to Section 13 or 15d of the
                  Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) :   April 19, 2002

                            SPIEGEL, INC.

   (Exact name of registrant as specified in its charter)


  Delaware                 0-16126             36-2593917
 (State of                 (Commission file    (I.R.S. Employer
                            number)             Identification No.)

   3500 Lacey Road
   Downers Grove, IL                            60515-5432
  (Address of principal executive offices)      (Zip Code)


                            (630) 986-8800
       (Registrant's telephone number, including area code)

                               No Change
  (Former name or Former address, if changed since last report)

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Item 5. Other events

On April 19, 2002, The Registrant issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Exhibits.

(c)  Exhibits

     Exhibit 99          Press release dated April 19, 2002
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SPIEGEL, INC.
                                  (Registrant)

Dated: April 22, 2002          By: /s/ James R. Cannataro
                               James R. Cannataro
                               Executive Vice President and
                               Chief Financial Officer (Principal
                               Accounting and Financial Officer)
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EXHIBIT INDEX

Exhibit No.
99            Spiegel, Inc. press release dated April 19, 2002



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